UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 26, 2011

Trinity Industries, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-6903	75-0225040
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2525 Stemmons Freeway, Dallas, Texas		75207-2401
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	214-631-4420

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

The Registrant hereby furnishes the information set forth in its News Release, dated July 26, 2011, announcing operating results for the three and six month periods ended June 30, 2011, a copy of which is furnished as exhibit 99.1 and incorporated herein by reference. On July 27, 2011, the Registrant held a conference call and web cast with respect to its financial results for the three and six month periods ended June 30, 2011. The conference call scripts of Gail M. Peck, Treasurer; Timothy R. Wallace, Chairman, Chief Executive Officer, and President; D. Stephen Menzies, Senior Vice President and Group President of the Rail and Railcar Leasing Groups; Antonio Carrillo, Senior Vice President and Group President of the Energy Equipment Group; William A. McWhirter II, Senior Vice President and Group President of the Construction Products and Inland Barge Groups and James E. Perry, Senior Vice President and Chief Financial Officer are furnished as exhibits 99.2, 99.3, 99.4, 99.5, 99.6 and 99.7, respectively, and incorporated herein by reference.

This information is not "filed" pursuant to the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act of 1933 registration statements. Additionally, the submission of the report on Form 8-K is not an admission of the materiality of any information in this report that is required to be disclosed solely by Regulation FD.

Item 7.01 Regulation FD Disclosure.

See "Item 2.02 — Results of Operations and Financial Condition."

This information is not "filed" pursuant to the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act of 1933 registration statements. Additionally, the submission of the report on Form 8-K is not an admission of the materiality of any information in this report that is required to be disclosed solely by Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(a) - (c) Not applicable.

(d) Exhibits:
Exhibit No. / Description
99.1 News Release dated July 26, 2011 with respect to the operating results for the three and six month periods ended June 30, 2011.
99.2 Conference call script of July 27, 2011 of Gail M. Peck, Treasurer.
99.3 Conference call script of July 27, 2011 of Timothy R. Wallace, Chairman, Chief Executive Officer, and President.
99.4 Conference call script of July 27, 2011 of D. Stephen Menzies, Senior Vice President and Group President of the Rail and Railcar Leasing Groups.
99.5 Conference call script of July 27, 2011 of Antonio Carrillo, Senior Vice President and Group President of the Energy Equipment Group.
99.6 Conference call script of July 27, 2011 of William A. McWhirter II, Senior Vice President and Group President of the Construction Products and Inland Barge Groups.
99.7 Conference call script of July 27, 2011 of James E. Perry, Senior Vice President and Chief Financial Officer.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trinity Industries, Inc.

July 27, 2011	By:	James E. Perry

Name: James E. Perry
Title: Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	News Release dated July 26, 2011 with respect to the operating results for the three and six month periods ended June 30, 2011.
99.2	Conference call script of July 27, 2011 of Gail M. Peck, Treasurer.
99.3	Conference call script of July 27, 2011 of Timothy R. Wallace, Chairman, Chief Executive Officer, and President.
99.4	Conference call script of July 27, 2011 of D. Stephen Menzies, Senior Vice President and Group President of the Rail and Railcar Leasing Groups.
99.5	Conference call script of July 27, 2011 of Antonio Carrillo, Senior Vice President and Group President of the Energy Equipment Group.
99.6	Conference call script of July 27, 2011 of William A. McWhirter II, Senior Vice President and Group President of the Construction Products and Inland Barge Groups.
99.7	Conference call script of July 27, 2011 of James E. Perry, Senior Vice President and Chief Financial Officer.